Annual General Meeting of Stockholders November 21, 2013 1 Exhibit 99.1

Chairman’s Welcome. Mr. Jim Bosnjak. 2

Introducing our Board of Directors
In Attendance
John Lund, CPA
Non-Executive Director
since 2009
Chair of Audit
Committee
Alan Shortall
CEO
Executive Director
since 2002
Mary Kate Wold, J.D.
Non-Executive
Director since 2010
Chair of Strategic
Partnerships
Committee
William Galle
Non-Executive
Director since 2008

Introducing our Board of Directors Apologies Jeff Carter MApp. BFin Non-Executive Director since 2006 Based in Australia November 21, 2013

Agenda 1. Confirmation of Quorum 2. Resolutions 3. Presentation from the CEO 4. Questions 5. Confirmation of Results 6. Other Business

Resolutions
1. Election of six directors
2. Ratify KPMG as independent registered public accounting firm
3. Ratify compensation paid to certain directors
4. – 8. Approve grant of securities to non-employee directors
9. Approve special grant of securities to William Galle
10. Ratify common stock issue under Controlled Equity Sales
Agreement with Cantor Fitzgerald
November 21, 2013

Confirmation of Quorum
Unilife’s quorum requirement is one-third of outstanding shares being represented either in person or by proxy
At least 59.72% of the total outstanding shares entitled to vote have been received and are represented by person or proxy

Unilife Business Update Unilife CEO. Mr. Alan Shortall. 8

An Innovative, Differentiated and Customizable Portfolio of Product Platforms

Confidential – Unilife Corporation
Auto-
Injectors
Ocular
Systems
Wearable
Injectors
Reconstitution
Systems
Prefilled
Syringes
Novel
Systems

10 Platform of Prefilled Syringes Unifill® Unifill Finesse™ Unifill Select™ Unifill Allure™ Unifill Nexus™ Fully Integrated. Highly Differentiated.

Sanofi Supply Contract for Lovenox®
Unilife Product: Unifill Finesse - customized product from Unifill platform
Sanofi Drug: Enoxaparin Sodium (Lovenox® / Clexane®)
Drug Area: Anti-thrombotics (low molecular weight heparin)
Geographic Territory: Global
Contract Period: Can extend up to 2024
Exclusivity: Use of Unifill Finesse with anti-thrombotic drugs
Minimum Volumes: Minimum of 150MM units per year (after four-year high-volume ramp period) to maintain exclusivity
Additional Payments: Up to $15MM ($5MM received, next $5MM during FY14)
Other Terms: Replaces and supersedes previously signed agreements
Non-exclusive use to Unifill Finesse for biologic drugs

“Currently Sanofi provides Clexane / Lovenox with different devices coming therefore from different facilities. The deal with Unilife will bring added value to our customers, reinforcing the safety aspects of a performing device looking at reducing the risk of needlestick injuries. Sanofi has kept evolving with cutting edge technology for delivering its products”…and this deal demonstrates “an evolution in safety device
syringes”
- Sanofi spokesman Frederic Lemonde*
* Sep 11, 2013 http://www.in-pharmatechnologist.com/Drug-Delivery/Sanofi-Inks-Deal-for-Prefilled-Syringes-with-Unilife

Market for Generic Injectables
$11 B global market for global generic injectables (13% CAGR to 2017)
The U.S. accounts for $7 B (60%) of the global market
1.5 B doses of generic injectable drugs used in the U.S. every year
About 70% of U.S. hospital patients receive a generic injectable drug
Rapid conversion of generic injectables from vials to prefilled syringes
Benefits include fewer steps of use, time savings, dose accuracy and less inventory
FDA cites patient safety concerns with prefilled drugs used for IV infusion
Spontaneous disconnection, leakage or occlusion of medication and breakage
No universal attachment with any ISO standard needle hub or IV connector

The Unifill Nexus™ 13 Universal Connectivity. No Clogging. No Breakage. Standard Fill Finish Luer collar fits any standard needle or connector No Clogging or Breakage Safe, Intuitive, One-Handed

Commercial Supply Contract with Hikma
Hikma is 3 rd largest by volume in the US generic injectables market
15 Year supply agreement to launch 20 generic injectable drugs in syringes from Unifill platform including Unifill and Unifill Nexus
Hikma to receive exclusivity for use of Unilife devices with target drugs
Additional drugs may be added to exclusivity list if agreed by both parties
Unilife to receive $40MM in upfront and milestone payments
Minimum unit volumes of 175MM Unifill products a year after high-
volume commercial ramp program
Actual unit volumes expected to reach 250 million units or more per year
Unilife to also customize and supply other products from its portfolio

Platform of Reconstitution Systems 15 One-Step Reconstitution. A World of Differentiation. AutoMix Presto™ EZMix Genesis™ EZMix Engage™ EZMix Prodigy™

The EZMix Prodigy™
Compact, integrated single-barrel design for doses between 1-50mL
Intuitive single-step reconstitution for liquid or dry drug combinations
Being pursued by multiple pharmaceutical and biotech customers

Platform of Auto-Injectors 17 LISA™ smart reusable auto-injector RITA™ disposable auto-injector Self-Injection. Simplified. Multiple programs underway that are aligned with Unifill syringe products

The Market for Wearable Injectors
Around 250 high viscous, large volume
biologics targeted for wearable injectors
Multiple therapy areas targeted including cancer
and auto-immune diseases
List includes 100+ pharma and biotech companies
Estimated 350 million wearable injectors to
be sold annually by 2024
Average selling price of $20 - $35 a unit
Market size of USD $8.8 billion by 2024
CAGR of 138% from 2015 - 2020
CAGR of 48% from 2020 – 2024

Reference Source for Slide Information: Bolus Injectors Market 2014 - 2024. 2013 Roots Analysis.

Platform of Wearable Injectors

Pre-Filled. Pre-Assembled. Ready-to-Inject.
Precision-Therapy™ Flex-Therapy™
For long-duration therapies that require
delivery of large dose volumes
For long-duration therapies that require delivery of
large dose volumes with a specific rate profile

A Typical Customer Partnership

Average number of drugs being targeted 3 – 8
Average phase of drugs being targeted
Late-stage
Average unit volume range per molecule
2 - 5MM units
Average customization program length
18 - 36 months
Average size of customization program per drug per year $3 - 6MM*
Average duration of customer commitment 15 - 20 years
* does not include high-cost
device sales during customization
and clinical trial programs

Customization and Supply Contract with MedImmune

MedImmune is the global biologics R&D arm of AstraZeneca
One of the richest biologic portfolios in the industry
120 large molecule drugs in R&D (half of AstraZeneca’s total clinical pipeline)
Under this agreement,  Unilife will customize and supply devices from its platform of wearable injectors for use with target molecules.
Several drugs may be selected for use with Unilife's wearable injectors
Unilife selected after an extensive evaluation process
Revenue to begin being generated in the first quarter of fiscal 2014

Ocular Delivery and Novel Device Platforms 22 Ocu-ject™ Micro-ject™ Beyond Conventional Delivery Systems Depot-ject™

Moving Forward
Revenue to grow sequentially each and every quarter in FY 2014
Significant annual revenue growth this fiscal year and beyond
Down the road, as contracts reach peak commercial sales, we will attain a position of global leadership for injectable drug delivery
Prefilled Syringes: Targeting production of 400MM units or more a year
Wearable Injectors: Taken leadership position in market worth $8B 2024
Together with revenue generated from other product platforms, Unilife on way to generating future expected revenue in excess of $1 B a year

Annual General Meeting of Stockholders November 21, 2013 Consider and Vote for Matters set forth in Proxy Statement 24

Election of Directors Item 1.

Election of Directors
Item 1.
For Withheld
Item 1.1   Jim Bosnjak 37,893,553 89.64% 4,381,120 10.36%
Item 1.2   Jeff Carter 38,248,088 90.48% 4,026,585 9.52%
Item 1.3   William Galle 39,975,506 94.56% 2,299,167 5.44%
Item 1.4   John Lund 39,968,156 94.54% 2,306,517
5.46%
Item 1.5   Mary Kate Wold
40,048,663 94.73% 2,226,010 5.27%
Item 1.6   Alan Shortall
39,480,958 93.39% 2,793,715 6.61%

Item 2. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for Fiscal Year 2014

Item 2. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for Fiscal Year 2014 For Against Abstain Item 2. 58,319,458 904,285 684,984

Item 3. To consider and act on an advisory vote regarding the approval and compensation paid to certain executive officers

Item 3. For Against Abstain Item 3. 36,033,719 5,784,484 456,470 To consider and act on an advisory vote regarding the approval and compensation paid to certain executive officers

Items 4 - 8. The approval of the grant of 105,000 securities to each of the five non-employee Directors

Items 4 - 8.
For Against Abstain
Item 4. Jim Bosnjak
30,270,781 11,676,609 327,283
Item 5. Jeff Carter
30,130,410 11,683,867 460,396
Item 6. William Galle
30,410,105 11,400,255 464,313
Item 7. John Lund
30,410,221 11,400,755 463,697
Item 8. Mary Kate Wold
30,433,812 11,382,098 458,763
The approval of the grant of 105,000 securities to each
of the five non-employee Directors

33 Item 9. To approve a special grant of 52,500 securities to William Galle in the form of restricted stock units.

34 Item 9. For Against Abstain Item 9. 30,306,626 11,483,493 484,554 To approve a special grant of 52,500 securities to William Galle in the form of restricted stock units.

To ratify the issuance and sale of 3,512,153 shares of common stock
(equivalent to 21,072,918 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement we entered into with
Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by us with the U.S. Securities and
Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012.

Item 10.

To ratify the issuance and sale of 3,512,153 shares of common stock
(equivalent to 21,072,918 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement we entered into with
Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by us with the U.S. Securities and
Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012.

Item 10.
For Against Abstain
Item 10.
39,787,618 1,938,609 548,446

Annual General Meeting of Stockholders November 21, 2013 Other Business 37

Annual General Meeting of Stockholders November 21, 2013 Close of Meeting 38